Howe Barnes Hoefer & Arnett 12 th Annual Bank Conference August 13 & 14, 2007 Exhibit 99.1

Forward-Looking Statements
During the course of this presentation, management may make projections and forward-
looking statements regarding events or the future financial performance of Silver State
Bancorp. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause Silver State’s actual results to differ materially from the anticipated results expressed in these forward-looking statements. Investors are cautioned not to place undue reliance on these forward-
looking statements and are advised to review the risk factors that may affect Silver
State’s operating results in documents filed by Silver State Bancorp with the Securities and Exchange Commission. Silver State Bancorp assumes no duty to update the forward-looking statements made in this presentation.

Key Franchise Highlights
Franchise Overview
Headquartered in Henderson, NV
Founded in July 1996
Number of offices:
12 full service branches in Nevada and Arizona
Network of 9 LPOs in 6 states with focus on SBA loan origination
Completed successful acquisition and integration of Choice Bank (AZ) in 2006
Notes:
(1) Financial data as of or for the year-to-date period ending 6/30/2007
Financial Highlights
(1)
$1.51 billion in assets
$1.31 billion in loans
$1.25 billion in deposits
0.02% NPA’s / Assets
0.00% NCO’s / Avg. Loans
5.79% net interest margin
1.74% return on average assets
20.9% return on average equity
47.1% efficiency ratio

Seasoned Management Team
Experienced Management Team
8.3
1
7
11
10
10
11
Years with
Company
21 Average
17 Chief Risk Officer Kirk Viau
27 Credit Administrator Thomas J. Russell
20 President, Silver State Bank Calvin D. Regan
20 Executive Vice President Douglas E. French
17 COO & CFO Michael J. Threet
25 President & CEO Corey L. Johnson
Industry
Experience Position Name

Historical Stock Performance
Three Year Relative Price Performance
124.1%
4.6%
0%
25%
50%
75%
100%
125%
150%
175%
200%
225%
250%
SSBX NASDAQ Bank Index
Notes:
Stock price and pricing metric data as of August 8, 2007
11.5x Price / LTM EPS 21,000 Avg. Daily Volume
261.1% Price / Tangible Book $286.6 mil Market Cap
217.6% Price / Book $18.80 Stock Price
Pricing Metrics

Business Strategy
Business Focus and Execution
Focus on high-growth western markets with compelling demographics
Expand market presence in current markets through strategic branching
Enter new markets through de novo
banks or acquisitions
Leverage existing competitive advantage and knowledge across markets
Expand and enhance small business lending team
Provide local expertise and service to local entrepreneurs and businesses
Offer customized financial solutions
Render timely decisions
Make decision-makers available to customers

2Q’07 Update
2Q’07 Financial Highlights
25.6% 20.9% 24.8% 21.2% ROAE
6.35% 5.79% 6.40% 5.85% Net Interest Margin
0.00% 0.00% 0.00% 0.00% NCO’s / Average Loans
43.7% 47.1% 41.7% 46.6% Efficiency Ratio
2.22% 1.74% 2.29% 1.71% ROAA
$0.71 $0.83 $0.37 $0.44 Diluted EPS
$9.6 $11.8 $5.1 $6.2 Net Income
- - $986 $1,245 Total Deposits
- - $1,015 $1,311 Total Loans
- - $1,210 $1,511 Total Assets
6/30/06 6/30/07 6/30/06 6/30/07
Year-to-Date Quarter Ending
($ in million, except EPS)
Net income of $6.2 million, up 20.7% from the second quarter 2006
Diluted EPS of $0.44, up 18.9% from the second quarter 2006
Net interest income of $20.0 million, an increase of 46.5% from the second quarter
2006
Net loan growth of $141.2 million, or 12.2% for the quarter
Deposit growth of $94.1 million, or 8.2% for the quarter
Asset quality remained very strong

Significant Growth
Proven Track Record of Growth
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
'02 '03 '04 '05 '06 '07Q2
Assets
5-Year CAGR: 36.0%
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
'02 '03 '04 '05 '06 '07Q2
Deposits
5-Year CAGR: 38.1%
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
$1.80
'02 '03 '04 '05 '06 '07Q2
LTM
EPS
5-Year CAGR: 50.7%
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
'02 '03 '04 '05 '06 '07Q2
Loans
5-Year CAGR: 41.1%
Note:
CAGRs are based on the 4 ½ year period ending on 6/30/07

Profitability
Sustained Historical Profitability
0.00%
0.25%
0.50%
0.75%
1.00%
1.25%
1.50%
1.75%
2.00%
2.25%
'02 '03 '04 '05 '06 '07Q2
YTD
ROAA
0%
5%
10%
15%
20%
25%
30%
'02 '03 '04 '05 '06 '07Q2
YTD
ROAE
3.0%
3.5%
4.0%
4.5%
5.0%
5.5%
6.0%
6.5%
'02 '03 '04 '05 '06 '07Q2
YTD
NIM
30%
35%
40%
45%
50%
55%
60%
65%
70%
75%
'02 '03 '04 '05 '06 '07Q2
YTD
Efficiency Ratio

Deposit Composition
Deposit Mix
Solid core deposit
base established
New Branches:
Bolster core deposit
base
New Customers:
Initiatives to drive
additional deposit
growth
Existing Customers:
Expand current
customer
relationships
Savings
2%
Time <
$100,000
13%
Non-Interest
Bearing
Demand
15%
Time >
$100,000
29%
Interest-
Bearing
Checking &
MMDA
41%
Total Deposits = $1,245 Million
Data Source:
Company documents

6
th
fastest projected population growth of U.S.
MSAs ('06-'11)
5
th
fastest growing MSA in the U.S. (population
growth from '00-'06)
Estimated monthly net in-migration of almost
6,000 people for Clark County, NV
2.9% employment growth - YoY
Current construction in progress on the Strip
valued at $33 billion
Commercial building permits for Clark County
valued at $379.5 million as of May 2007
Compelling Core Markets
Attractive Markets
Data Source:
Las Vegas Center for Business and Economic Research, Fortune, ESRI, Vegas Today and Tomorrow, Bureau of Labor Statistics, Arizona
Department of Economic Security, Applied Analysis
25
th
fastest projected population growth of
U.S. MSAs ('06-'11)
28
th
fastest growing MSA in the U.S.
(population growth from '00-'06)
6
th
fastest projected household income
growth of U.S. MSAs ('06-'11)
Estimated monthly net in-migration of over
36,000 people for the state of Arizona
4.2% employment growth – YoY
Las Vegas Phoenix

Attractive Markets
Significant Footprint in High Growth Markets
Note:
Deposits in thousands
Data Source:
ESRI, SNL Financial & FDIC
26.1% 99.5% 34.0%
Projected
Growth
Rate
('06-'11)
National
Percentile
Historical
Growth
(’00-’06)
Phoenix – Mesa – Scottsdale MSA
Total Deposits: $56,099,848
Las Vegas – Paradise MSA
Total Deposits: $107,378,966
99.5%
National
Percentile
Current Population: 1,843,150
18.6% 97.2% 22.9%
Projected
Growth
Rate
('06-'11)
National
Percentile
Historical
Growth
(’00-’06)
97.5%
National
Percentile
Current Population: 3,996,109
18.2% 90.3% 23.9%
Projected
Growth
Rate
('06-'11)
National
Percentile
Historical
Growth
(’00-’06)
88.9%
National
Percentile
Current Household Income: $55,324
21.5% 98.8% 26.2%
Projected
Growth
Rate
('06-'11)
National
Percentile
Historical
Growth
(’00-’06)
99.4%
National
Percentile
Current Household Income: $56,481

Loan Portfolio
Portfolio Composition
Focus on real estate
related lending
Proven producers
with extensive
relationships
Customers have
extensive track
record with lenders
which augments the
underwriting process
Residential Real
Estate
6%
Consumer
0%
Commercial &
Industrial
10%
Commercial Real
Estate
17%
Construction & Land
Development
67%
Total Gross Loans = $1.31 Billion
Data Source:
Company documents

Construction & Land Lending
Successful Track Record in Construction and Land Lending in
Local Markets
Strong relationships with developers and businesses in the
local market
Diversified lending by property type and land category
Seasoned management team with credit cycle experience

Raw
21%
Land
Development
52%
Developed
Land
9%
Infill
18%
1-4 Family
27%
Retail
28%
Other
3%
Office
13%
Hotel
7%
Multi-Use
2%
Industrial
7%
Multi-Family
13%
Construction & Land Lending
55 3 Other
64 28 Retail
75 13 Office
64 7 Industrial
73 2 Multi-Use
55 7 Hotel
59 13 Multi-Family
69 27 1-4 Family
LTV (%) Percentage (%)
39 21 Raw
47 18 Infill
52 52 Land
Development
62 9 Developed
Land
LTV (%) Percentage (%)
Construction Loans By Use Land Loans By Type
Data Source:
Company documents

Retail
36%
Mini-
Storage
4%
Multi-Family
3%
Multi-Use
1%
Other
8%
Industrial
20%
Office
25%
Hotel
3%
CRE Portfolio
Relationship driven lending
Local market knowledge
Diversified portfolio
Strong segmentation reporting and stress test monitoring
Total Term CRE = $211.6 Million
44 8 Other
48 20 Industrial
34 3 Hotel
37 1 Multi-Use
57 36 Retail
67 4 Mini-Storage
57 25 Office
55 3 Multi-Family
LTV (%) Percentage (%)
Experienced CRE Lender
Data Source:
Company documents

Small Business Lending
Extensive Reach in Small Business Lending
Nine LPOs operating in six states (CA, CO, FL, OR, UT, and WA)
Leading small business lender in Nevada and Arizona
Established track record of profitable growth
Experienced management team
Experience garnered from LPOs can serve as an evaluation tool for potential acquisitions or de novo bank formations
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
2004 2005 2006 2007 YTD
’07 YTD Small Business Loan Origination by Type Total Small Business Loan Origination
504
$47.80
55%
7A
$9.96
11%
Conventional
$30.08
34%
Note:
Dollars in millions
Data Source:
Company documents

Strong Credit Culture
Senior management actively monitors portfolio and risk profile
Ongoing review of portfolio and local economic conditions
Established customer and product concentration limits
Tiered loan limit authorization
Proven underwriting standards
Solid Underwriting Standards and Active Risk Management

0.07%
0.02%
0.15% 0.15%
0.97%
1.76%
0.37%
1.16%
0.27%
0.22%
0.45%
0.59%
0.98%
1.33%
0.89%
0.00%
0.30%
0.60%
0.90%
1.20%
1.50%
1.80%
2000 2001 2002 2003 2004 2005 2006 2007Q2
Strong Credit Culture
NPAs / Total Assets
Silver State Bancorp
Peer Group – So. Cal, NV, AZ Banks with $500 million to $2 billion in assets
Note:
2007Q2 data for peer
group not available
Data Source:
Company Documents and  SNL Financial
0.27%
0.40%
0.01%
0.33%
0.01%
0.11%
0.07%
0.00%
0.35%
0.56%
0.62%
0.45%
0.18%
0.05%
0.07%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
2000 2001 2002 2003 2004 2005 2006 2007Q2
NCOs/Average Loans
NA
(1)
NA
(1)

Completion of IPO
On July 17, 2007, we priced our Initial Public Offering raising $30 million
(1)
in
new common equity. The details of the offering were as follows:
Shares Offered: 1,500,000 shares
(2)
Price per Share: $20.00
Insider Participation: Directors and Officers purchased 242,500 shares, or
16.1% of the offering
Additional Financing: Issued $30.0 million of trust preferred securities at a spread of
3-month LIBOR plus 135bps
Use of Proceeds: - Support organic loan growth
- Capitalize de novo banks in high-growth Western markets
- Establish and fund additional branches
- Acquire financial service companies
- Retire short-term financing
Notes:
(1) Gross proceeds
(2) Does not include 15% overallotment option

Long standing relationships with customers
Local market knowledge and product expertise
High-touch, responsive customer service
Experienced construction, land development and real estate
lender
Growing, national small business lending platform with proven results
Proven core deposit gatherer through branch network
Experienced management team
Significant experience in the community banking business model
Local bankers with proven track record in local markets
Presence in high-growth markets in Western U.S. with strong
expected population growth
Strategy to expand into additional high-growth markets
Established underwriting guidelines
Strong asset quality
Operates in Attractive
Markets
Experienced
Management with Track
Record of Success
Focused Expertise with
Proven Track Record of
Success
Competitive Advantage
Solid Underwriting &
Credit Culture
Investment Highlights